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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               October 31, 1999



                              HOMESTORE.COM, INC.
                                ______________
            (Exact name of registrant as specified in its charter)



           Delaware                               000-26659                            95-4438337
--------------------------------            ---------------------                ---------------------
(State or other jurisdiction                     (Commission                         (IRS Employer
     of incorporation)                           File Number)                      Identification No.)

                           225 West Hillcrest Drive
                        Thousand Oaks, California 91360

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300


                                Not Applicable
            ------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On October 31, 1999, Homestore.com, Inc. ("Homestore") acquired all of the outstanding capital stock of The Homebuyer's Fair, Inc., an Arizona corporation ("HBF"), and FAS-Hotline, Inc., an Arizona corporation ("FAS"), in exchange for $35,000,000 cash, 250,000 shares of unregistered Homestore common stock and $37,500,000 principal amount, 10.875% secured subordinated promissory notes, due
October 31, 2000.   HBF and FAS were each 80% owned by Central Newspapers, Inc., an Indiana corporation, and the remaining 20% of the equity of each of HBF and FAS was held by certain of the respective employees and former employees of HBF and FAS and an investment partnership whose general partner was an employee of HBF and FAS. HBF and FAS collectively provide information and services, principally over the Internet and telephone, relating to moving and relocation, which include operating the web site Homefair.com. The cash portion of the acquisition was funded through Homestore's working capital, including proceeds from its initial public offering.

Item 7.   Financial Statements and Exhibits

       (a)   Financial Statements.

       Homestore will file the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

       (b)   Pro Forma Financial Information.

       Homestore will file the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

       (c)   Exhibits.

2.01 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., a Delaware corporation, The Homebuyer's Fair, Inc., an Arizona corporation ("HBF"), the current shareholders of HBF as of the date thereof and certain persons who will become shareholders of HBF prior to the Closing, each as listed in Exhibit A thereto, and Central Newspapers, Inc., an Indiana corporation ("CNI"), as Shareholder Agent.

2.02 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., FAS-Hotline, Inc., an Arizona corporation ("FAS"), the shareholders of FAS each as listed in Exhibit A thereto, and CNI, as Shareholder Agent.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOMESTORE.COM, INC.


Date:  November 15, 1999            By:  /s/ John M. Giesecke, Jr.
                                       _______________________________________
                                       John M. Giesecke, Jr.
                                       Chief Financial Officer, Vice President
                                       and Secretary
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                                 EXHIBIT INDEX
                                 -------------


2.01 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., a Delaware corporation, The Homebuyer's Fair, Inc., an Arizona corporation ("HBF"), the current shareholders of HBF as of the date thereof and certain persons who will become shareholders of HBF prior to the Closing, and Central Newspapers, Inc., an Indiana corporation ("CNI"), as Shareholder Agent.

2.02 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., FAS-Hotline, Inc., an Arizona corporation ("FAS"), the shareholders of FAS, and CNI, as Shareholder Agent.

     The above-referenced Stock Purchase Agreements include a list briefly identifying the schedules to the agreements that have been omitted from the agreement as filed. Homestore agrees to furnish supplementally a copy of any omitted schedule to the above Stock Purchase Agreements to the Commission upon request.